Exhibit 99.1

CONFIDENTIAL

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. TO COMBINE WITH

ENVIGO INTERNATIONAL HOLDINGS, INC.

Merged entity to be listed on the NASDAQ

East Millstone, NJ and New York, NY, August 21, 2017 – Avista Healthcare Public Acquisition Corp. (NASDAQ: AHPA) (“AHPAC”), a publicly traded special purpose acquisition company, and Envigo International Holdings, Inc. (“Envigo” or the “Company”), a leading early stage non-clinical contract research organization (“CRO”) offering a diverse set of non-clinical discovery and safety assessment services as well as laboratory animal science tools, jointly announced that they have entered into a definitive merger agreement. Under the terms of the agreement, Envigo will become a wholly-owned subsidiary of AHPAC, which will be re-named Envigo International Holdings, Inc. and is expected to be listed on the NASDAQ stock exchange as of closing of the proposed transaction. The combined company will have an anticipated initial enterprise value of approximately $924 million, or 10.6x Envigo’s estimated Calendar Year 2018 Pro Forma Adjusted EBITDA.

Dr. Adrian Hardy, the current President and CEO of Envigo, will continue in that role to lead the new company and will also serve on the board of directors. The board will also include at least two representatives of Avista Acquisition Corp., AHPAC’s sponsor, as well as certain members of the current Envigo board.

Envigo, with over 80 years of experience, is a leading provider of non-clinical R&D services and research models offering mission-critical products and services to the life sciences, chemical, crop protection, and academic markets. The scientific support that the Company provides enables pharmaceutical companies, universities, governments, and other organizations to reduce costs, increase speed, and enhance productivity and effectiveness in drug discovery and development. Envigo is committed to helping customers realize the full potential of their products and research which contribute to enhancing the lives of people and animals as well as protecting the environment.

“We are delighted to be partnering with Envigo,” said David Burgstahler, President and Chief Executive Officer of AHPAC. “The Company represents an ideal partner for AHPAC given its leading position in the global non-clinical contract research industry, attractive financial profile, and numerous avenues for growth. We believe the Company is well-positioned to benefit from the industry tailwinds driving growth in the non-clinical CRO sector. Additionally, under the leadership of the Company’s experienced management team, Envigo has demonstrated the ability to execute on its acquisition growth strategy to broaden service capabilities and realize efficiencies.”

“We are pleased to partner with Avista in this transaction to accelerate our growth by efficiently accessing capital in the public markets,” said Dr. Hardy. “This transaction will further raise our profile with our biopharmaceutical clients and talent across the industry, while providing us with additional resources to increase our competitiveness in the attractive R&D products and services market.”

Additional Transaction Terms and Conditions

This transaction will be funded through a combination of cash, stock, and rollover debt financing. Envigo’s key existing shareholders will remain committed long-term partners by rolling over a significant portion of their equity. The existing equity owners will be entitled to future cash payments pursuant to a Tax Receivable Agreement relating to certain of Envigo’s income tax attributes.

The proposed common stock ownership of Envigo includes the investors in AHPAC’s initial public offering (48%), the existing equity owners of Envigo (46%), and AHPAC Founders (6%).

The boards of directors of AHPAC and the Company have unanimously approved the proposed transaction and a majority of the stockholders of the Company have consented to the proposed transaction. Completion of the proposed transaction, which is expected before the end of the year, is subject to customary and other closing conditions, including regulatory approvals and receipt of approvals from AHPAC’s shareholders.

Credit Suisse Securities (USA) LLC is acting as financial advisor to AHPAC, and Jefferies LLC is acting as financial advisor to Envigo. Weil, Gotshal & Manges LLP is acting as legal advisor to AHPAC. Cahill Gordon & Reindel LLP is acting as legal advisor to Envigo. Ellenoff Grossman & Schole LLP is acting as special SPAC counsel to Envigo.

Investor Call and Presentation Information

A pre-recorded conference call offering commentary from management of AHPAC and Envigo on the transaction details will be made available to all investors on Monday, August 21, 2017. The pre-recorded remarks can be accessed via webcast by visiting the following website: http://www.envigo.com/. In addition to this statement, AHPAC and Envigo are simultaneously issuing a slide presentation with information on the proposed merger; the presentation will be filed with the Securities and Exchange Commission (SEC) as an exhibit to AHPAC’s Form 8-K and can be viewed on the SEC website at www.sec.gov. Investors are encouraged to review these materials.

About Envigo

Envigo provides mission critical products and research services for pharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations. The Company is founded on the principle that research partnerships depend on unmatched expertise, unwavering dedication to customer service, and shared goals. Envigo is committed to helping customers realize the full potential of their products and research which contribute to enhancing the lives of people and animals as well as protecting the environment.

With over 3,300 employees worldwide, Envigo provides comprehensive scientific expertise and a full service offering in non-clinical research and development, research models and services, regulatory consulting, and analytical support to customers. Envigo’s corporate headquarters are located in New Jersey.

(www.envigo.com)

About Avista Healthcare Public Acquisition Corp.

AHPAC is a special purpose acquisition company that completed its initial public offering in October 2016. AHPAC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or business combination with one or more businesses. AHPAC is sponsored by Avista Acquisition Corp., which was formed for the express purpose of acting as the sponsor for AHPAC. Avista Acquisition Corp. is an affiliate of Avista Capital Holdings, L.P (“Avista”). Headquartered in New York, Avista is a leading private equity firm with approximately $6 billion under management. Founded in 2005, Avista makes middle market control buyout investments in the healthcare sector. Through its team of seasoned investment professionals and industry experts, Avista seeks to partner with exceptional management teams to invest in and add value to well-positioned businesses. (www.avistacap.com)

Contacts:

Kekst (for AHPAC)
Daniel Yunger / Kathleen Pierre	212-521-4800
Daniel.Yunger@kekst.com / Kathleen.Pierre@kekst.com

Luther Pendragon (for Envigo)
Frank deMaria / Harry Chathli,	347-647-0284 / 646-568-6511
frankdemaria@luther.co.uk / harrychathli@luther.co.uk

Forward Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Avista, Envigo or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement governing the business combination between AHPAC and Envigo (the “Transaction Agreement”) and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of AHPAC or other conditions to closing in the Transaction Agreement; (3) the ability to meet applicable listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Envigo as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Envigo may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of AHPAC, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by AHPAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AHPAC and Envigo undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this press release speak as of the date of this release. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication relates to a proposed business combination between AHPAC and Envigo.

Additional Information and Where to Find It

In connection with the proposed business combination between Envigo and AHPAC, AHPAC intends to file with the SEC a preliminary and definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to AHPAC’s stockholders. This communication does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination. AHPAC’s stockholders and other interested AHPAC’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Envigo, AHPAC and the proposed transactions. The definitive proxy statement will be mailed to AHPAC’s stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

AHPAC stockholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about AHPAC and Envigo, once such documents are filed with the SEC.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AHPAC’s stockholders in connection with the proposed business combination. Stockholders are urged to carefully read the proxy statement regarding the proposed business combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Non-GAAP Financial Measures and Related Information

This communication has not been prepared in accordance with, and does not contain all of the information that is required by, the rules and regulations of the SEC. EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA and the related pro forma information presented in this presentation are supplemental measures of Envigo’s ability to service debt that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBTIDA are not measurements of Envigo’s financial performance under GAAP and neither should be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. As a result, not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort.

Envigo believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Envigo’s financial condition and results of operations. Envigo’s management uses these non-GAAP measures to compare Envigo’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Envigo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Envigo does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA and EBITDA Margin and other non-GAAP measures differently, and therefore Envigo’s EBITDA and EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.